UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 12, 2021

Quanta Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600

Houston, Texas 77056

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.00001	PWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    As previously reported in a Current Report on Form 8-K filed by Quanta Services, Inc. (the “Company”) with the Securities and Exchange Commission on December 10, 2020, Jerry K. Lemon has resigned from his role as Chief Accounting Officer and principal accounting officer of the Company to pursue another career opportunity. Mr. Lemon’s resignation was not associated with or attributable to any disagreement with the Company or the Company’s independent auditor, including without limitation, any matter relating to the Company’s accounting principles or practices, financial statement disclosures, internal controls, management or operations. His resignation was effective as of March 12, 2021.

(c)    As of March 12, 2021, Derrick A. Jensen, who currently serves as Chief Financial Officer of the Company, assumed the role of principal accounting officer of the Company. Mr. Jensen’s service in this role is expected to be on an interim basis as the Company conducts a search to identify a new Chief Accounting Officer.

Mr. Jensen, 50, has served as Chief Financial Officer since May 2012 and previously served as Chief Accounting Officer and in the role of principal accounting officer of the Company from 1999 to May 2017. Mr. Jensen also served in various other positions with the Company. Descriptions of Mr. Jensen’s experience, compensation arrangement and the Company’s standard indemnification agreement for officers are set forth in the Company’s definitive proxy statement for the 2020 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 17, 2020. There are no arrangements or understandings between Mr. Jensen and any other person pursuant to which he was selected as an officer. Mr. Jensen has no family relationship with any director, executive officer, or other person nominated or chosen by the Company to become a director or executive officer. There are no transactions between Mr. Jensen and the Company that are required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2021	Quanta Services, Inc.

	By:	/s/ Donald C. Wayne
	Name:	Donald C. Wayne
	Title:	Executive Vice President and General Counsel